Fees Summary	Jan. 09, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 37,082,850.64
Previously Paid Amount	(0)
Total Fee Amount	5,121.15
Total Offset Amount	(0)
Net Fee	$ 5,121.15